SUN CAPITAL ADVISERS TRUST®

SCSM Alger Growth Fund

SCSM Alger Income and Growth Fund

SCSM Alger Small Capitalization Fund

SCSM Davis Financial Fund

SCSM Neuberger Berman Mid Cap Growth Fund

SCSM Neuberger Berman Mid Cap Value Fund

SCSM Value Equity Fund

SCSM Value Managed Fund

SCSM Value Mid Cap Fund

SCSM Investors Foundation Fund

SCSM Select Equity Fund

Supplement dated May 25, 2004 to the Prospectus dated April 30, 2004

At a meeting on May 25, 2004, the board of trustees of Sun Capital Advisers Trust voted to approve, and to recommend to the shareholders of SC Alger Growth Fund, SC Alger Income and Growth Fund, SC Alger Small Capitalization Fund, SC Davis Financial Fund, SC Neuberger Berman Mid Cap Growth Fund, SC Neuberger Berman Mid Cap Value Fund, SC Value Equity Fund, SC Value Managed Fund, SC Value Mid Cap Fund, SC Investors Foundation Fund, and SC Select Equity Fund (each, a "Fund", together, the "Funds") that they approve as to their respective Fund, a plan of liquidation to liquidate the assets, distribute the liquidation proceeds to the respective Fund's shareholders, and terminate the existence of such Fund. If approved by a Fund's shareholders, the liquidation of such Fund is expected to occur on or about August 6, 2004.

Prior to each Fund's liquidation, all or a substantial portion of each Fund's assets may be invested in cash, cash equivalents and debt securities with a remaining maturity of less than one year. When invested in such instruments in anticipation of its liquidation, the Fund may not be able to achieve its investment objective. Accordingly, investors and prospective investors in a Fund may wish to consider alternative investment options.